MUNIYIELD
ARIZONA
FUND, INC.



FUND LOGO



Annual Report

October 31, 2000



MuniYield Arizona Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Arizona taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Arizona income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD ARIZONA FUND, INC.


The Benefits and
Risks of
Leveraging


MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Arizona Fund, Inc., October 31, 2000


DEAR SHAREHOLDER


For the year ended October 31, 2000, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.741 per share income dividends, which included earned and unpaid dividends of $0.057. This represents a net annualized yield of 5.65%, based on a month-end net asset value of $13.11 per share. During the same period, the total investment return on the Fund's Common Stock was +11.26%, based on a change in per share net asset value from $12.54 to $13.11, and assuming reinvestment of $0.684 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +7.71%, based on a change in per share net asset value from $12.55 to $13.11, and assuming reinvestment of $0.342 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 4.22% for Series A and 3.95% for Series B.


The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25% - 9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.


Portfolio Strategy
During the six-month period ended October 31, 2000, we retained our neutral position and the fully invested status we adopted during the previous period. Limited portfolio activity occurred in part because of the continuing decline, on a year-over-year period, of Arizona municipal bond issuance. We thought it prudent to maintain this investment position in anticipation of clearer signs detailing future economic growth and inflation expectations. At October 31, 2000, the Fund had 84.3% of net assets in bonds rated A or better, the majority of which were rated AAA, by at least one of the major bond rating agencies. Additionally, we focused on maintaining and/or increasing the amount of earned tax-exempt income, in part to offset the heightened level of short-term interest rates experienced by our leveraged portfolio. Despite the Fund's increased cost of borrowing, the leveraging of the portfolio remains an important income-generating vehicle for the Fund. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we expect to remain fully invested in the municipal market in an effort to enhance shareholder income. We will look for opportunities in the market provided by new Arizona municipal issuance to structure the portfolio more favorably. We also expect to retain our current position until we can better evaluate the ramifications of the presidential and congressional elections and their implications on economic growth, inflation expectations and the municipal market.


In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director


(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President


(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager



November 29, 2000



MuniYield Arizona Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS                                                                             (in Thousands)
                S&P        Moody's   Face
STATE           Ratings    Ratings  Amount   Issue                                                            Value
Arizona--90.9%                               Arizona Health Facilities Authority Revenue Bonds
                                             (Catholic Healthcare West), Series A:
                 BBB+       Baa1    $  750      6.125% due 7/01/2009                                          $    758
                 BBB+       Baa1     1,000      6.625% due 7/01/2020                                             1,006

                 AAA        Aaa        325   Arizona State Municipal Financing Program, COP,
                                             Series 34, 7.25% due 8/01/2009 (b)                                    380

                                             Arizona Student Loan Acquisition Authority, Student
                                             Loan Revenue Refunding Bonds, AMT:
                 NR*        A2       3,285      Junior Subordinated Series B-1, 6.15% due 5/01/2029              3,382
                 NR*        Aaa      1,000      Senior-Series A-1, 5.90% due 5/01/2024                           1,027

                 AAA        Aaa      1,000   Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50%
                                             due 7/01/2006 (j)(k)                                                1,103

                                             Coconino County, Arizona, Pollution Control Corporation,
                                             PCR (Nevada Power Co. Project), AMT:
                 BBB        NR*      2,000      6.375% due 10/01/2036                                            1,938
                 BBB        NR*      2,500      Series B, 5.80% due 11/01/2032                                   2,214

                 AAA        Aaa        605   Gilbert, Arizona, GO (Projects of 1988), Series C,
                                             8.50% due 7/01/2004 (j)(k)                                            691

                                             Glendale, Arizona, Development Authority, Educational
                                             Facilities Revenue Refunding Bonds (American Graduate
                                             School International) (c):
                 AAA        NR*        500      7% due 7/01/2005 (k)                                               556
                 AAA        NR*        500      7.125% due 7/01/2005 (k)                                           558
                 AAA        NR*        500      5.875% due 7/01/2015                                               520

                 AAA        Aaa      2,920   Maricopa County, Arizona, Alhambra Elementary School
                                             District Number 68, GO, Refunding, Series A,
                                             6.80% due 7/01/2011 (a)                                             3,104

                                             Maricopa County, Arizona, Chandler Unified School
                                             District Number 80, GO (e):
                 AAA        Aaa        595      6.25% due 7/01/2011                                                662
                 AAA        Aaa        405      6.25% due 7/01/2011 (d)                                            454

                 AAA        Aaa      1,500   Maricopa County, Arizona, Gilbert Unified School
                                             District Number 41, GO, 6.25% due 7/01/2015 (i)                     1,614

                 BBB        Baa1     2,405   Maricopa County, Arizona, Hospital Revenue Refunding
                                             Bonds (Sun Health Corporation), 6.125% due 4/01/2018                2,334

                                             Maricopa County, Arizona, IDA, Hospital Facility
                                             Revenue Refunding Bonds (Samaritan Health Services),
                                             Series A (d)(j):
                 AAA        Aaa        500      7% due 12/01/2013                                                  511
                 AAA        Aaa      2,400      7% due 12/01/2016                                                2,826

                 AAA        NR*      2,395   Maricopa County, Arizona, IDA, M/F Housing Revenue
                                             Bonds (Place Five and Greenery Apartments),
                                             Series A, 6.625% due 1/01/2027 (d)                                  2,552

                 AAA        NR*      3,000   Maricopa County, Arizona, IDA, S/F Mortgage Revenue
                                             Bonds, AMT, Series 1C, 6% due 12/01/2024 (g)(h)                     3,337

                 AAA        Aaa      1,500   Maricopa County, Arizona, Peoria Unified School
                                             District Number 11, GO, Refunding, 6.10% due 7/01/2010 (a)          1,575

                                             Maricopa County, Arizona, Pollution Control
                                             Corporation, PCR, Refunding (Public Service
                                             Company of New Mexico Project), Series A:
                 BBB-       Baa3     1,375      5.75% due 11/01/2022                                             1,258
                 BBB-       Baa3     2,250      6.30% due 12/01/2026                                             2,230

                 AA         Aa2      1,825   Maricopa County, Arizona, Scottsdale Unified School
                                             District Number 48, GO, 6.60% due 7/01/2012                         2,103

                 AAA        Aaa        500   Maricopa County, Arizona, Tempe Elementary Unified School
                                             District Number 3, GO, Refunding, 7.50% due 7/01/2010 (e)             605

                                             Mesa, Arizona, IDA, Revenue Bonds (Discovery Health
                                             Systems), Series A:
                 AAA        Aaa      1,000      5.875% due 1/01/2014                                             1,056
                 AAA        Aaa      1,500      5.625% due 1/01/2015 (j)                                         1,540

                                             Mesa, Arizona, Utility System Revenue Bonds:
                 AAA        Aaa      3,500      6.125% due 7/01/2007 (e)(k)                                      3,829
                 AAA        Aaa      1,000      6.50% due 7/01/2009 (j)                                          1,127

                 AAA        Aaa        500   Phoenix, Arizona, Civic Improvement Corporation,
                                             Wastewater System Revenue Bonds, Junior Lien,
                                             6.50% due 7/01/2008 (j)                                               552

                 AA-        AAA      1,000   Phoenix, Arizona, Civic Improvement Corporation,
                                             Water System Revenue Bonds, Junior
                                             Lien, 6% due 7/01/2006 (k)                                          1,071

                 NR*        Aaa      2,500   Phoenix, Arizona, IDA, Revenue Bonds (Camelback
                                             Crossing), 6.35% due 9/20/2035 (f)                                  2,598

                                             Phoenix, Arizona, GO:
                 AA+        Aa1      2,655      4.50% due 7/01/2019                                              2,332
                 AA+        Aa1      3,020      4.50% due 7/01/2022                                              2,565
                 AAA        Aaa      2,500      4.50% due 7/01/2022 (j)                                          2,132

                 AAA        Aaa      1,350   Pima County, Arizona, Amphitheater Unified
                                             School District Number 10, GO (Projects of
                                             1994), Series D, 7% due 7/01/2007 (e)                               1,528

                 AAA        Aaa      1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds
                                             (HealthPartners), Series A, 5.625% due 4/01/2014 (j)                1,029

                 AAA        NR*      1,000   Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding
                                             Bonds, AMT, Series A-1, 6.20% due 11/01/2030 (g)(h)                 1,071

                 AAA        Aaa      3,050   Pima County, Arizona, Unified School District Number 1,
                                             Tucson, GO, Refunding, 7.50% due 7/01/2009 (e)                      3,646

                 A1+        P1         500   Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES,
                                             4.55% due 12/01/2009 (m)                                              500

                 AA+        Aa1      1,000   Scottsdale, Arizona, GO, 6.25% due 7/01/2015                        1,088

                 AA         Aa1      4,250   Scottsdale, Arizona, Water and Sewer Revenue Bonds
                                             (Project of 1989), Series E, 4.50% due 7/01/2023                    3,611

                 AAA        Aaa      1,000   Tempe, Arizona, Unified High School District Number 213,
                                             School Improvements, GO, 7% due 7/01/2008 (e)                       1,149

                 AAA        Aaa      1,000   Tucson, Arizona, GO, Refunding, 6.40% due 7/01/2008 (e)             1,112

                 AA         Aa2      1,000   Tucson, Arizona, GO, Series 1994-C, 7% due 7/01/2015                1,191

                 AA         NR*      1,500   Tucson, Arizona, IDA, Senior Living Facilities
                                             Revenue Bonds (Christian Care Tucson Inc.
                                             Project), Series A, 6.125% due 7/01/2024                            1,512



Portfolio
Abbreviations


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax
         (subject to)
COP      Certificates of Participation
DATES    Daily Adjustible Tax-Exempt Securities
GO       General Obligation Bonds
IDA      Industrial Development Authority
LEVRRS   Leveraged Reverse Rate Securities
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
YCN      Yield Curve Notes



MuniYield Arizona Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                 (in Thousands)
                S&P        Moody's   Face
STATE           Ratings    Ratings  Amount   Issue                                                            Value
Arizona          AAA        Aaa    $ 1,375   Tucson, Arizona, Local Development Business,
(concluded)                                  Development Finance Corporation, Lease
                                             Revenue Refunding Bonds, 6.25% due 7/01/2012 (e)                 $  1,432

                 AAA        Aaa      1,250   Tucson, Arizona, Street and Highway User Revenue
                                             Bonds, Junior Lien, Series 1994-D, 6.60% due 7/01/2011 (j)          1,438

                 AAA        Aaa        600   Tucson, Arizona, Water System Revenue Bonds,
                                             Series D, 7.25% due 7/01/2009 (e)                                     708

                 AA         A1       1,345   University of Arizona, University Revenue Refunding
                                             Bonds, 6.25% due 6/01/2011                                          1,401

Puerto Rico--7.3%                            Puerto Rico Commonwealth, GO, Refunding (l):
                 AAAr       Aaa        500      RITR, Class R, Series 3, 7.31% due 7/01/2016 (j)                   542
                 AAA        Aaa      2,000      YCN, 7.329% due 7/01/2020 (i)                                    2,068

                 NR*        Aaa        695   Puerto Rico Electric Power Authority, Power Revenue
                                             Bonds, Trust Receipts, Class R, Series 16-HH,
                                             7.346% due 7/01/2013 (m)                                              783

                 AAA        Aaa      2,900   Puerto Rico Electric Power Authority, Power
                                             Revenue Refunding Bonds, LEVRRS, 7.378%
                                             due 7/01/2002 (i)(k)(l)                                             3,118

                 Total Investments (Cost--$85,499)--98.2%                                                       87,027

                 Other Assets Less Liabilities--1.8%                                                             1,637
                                                                                                              --------
                 Net Assets--100.0%                                                                           $ 88,664
                                                                                                              ========


(a)AMBAC Insured.
(b)BIG Insured.
(c)Connie Lee Insured.
(d)Escrowed to maturity.
(e)FGIC Insured.
(f)GNMA Collateralized.
(g)FHLMC Collateralized.
(h)FNMA/GNMA Collateralized.
(i)FSA Insured.
(j)MBIA Insured.
(k)Prerefunded.
(l)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(m)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
*Not Rated.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$85,499,497)                                    $ 87,026,968
                    Cash                                                                                          79,856
                    Interest receivable                                                                        1,687,515
                    Prepaid expenses and other assets                                                             28,952
                                                                                                            ------------
                    Total assets                                                                              88,823,291
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                              $   41,136
                      Investment adviser                                                         36,208           77,344
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        81,905
                                                                                                            ------------
                    Total liabilities                                                                            159,249
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 88,664,042
                                                                                                            ============
Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share
                      (1,212 shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 30,300,000
                      Common Stock, par value $.10 per share
                    (4,450,418 shares issued and outstanding)                              $    445,042
                    Paid-in capital in excess of par                                         60,632,835
                    Undistributed investment income--net                                        278,789
                    Accumulated realized capital losses on investments--net                 (4,520,095)
                    Unrealized appreciation on investments--net                               1,527,471
                                                                                           ------------
                    Total--Equivalent to $13.11 net asset
                    value per share of Common Stock (market price--$11.125)                                   58,364,042
                                                                                                            ------------
                    Total capital                                                                           $ 88,664,042
                                                                                                            ============
                    *Auction Market Preferred Stock.

                     See Notes to Financial Statements.

MuniYield Arizona Fund, Inc., October 31, 2000


STATEMENT OF OPERATIONS
For the Year Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                                $  4,984,163
Income:

Expenses:           Investment advisory fees                                               $    433,573
                    Commission fees                                                              77,719
                    Professional fees                                                            73,065
                    Transfer agent fees                                                          42,690
                    Accounting services                                                          32,065
                    Printing and shareholder reports                                             23,508
                    Directors' fees and expenses                                                 16,072
                    Listing fees                                                                  9,917
                    Custodian fees                                                                7,582
                    Pricing fees                                                                  7,392
                    Other                                                                        13,308
                                                                                           ------------
                    Total expenses before reimbursement                                         736,891
                    Reimbursement of expenses                                                  (22,749)
                                                                                           ------------
                    Total expenses after reimbursement                                                           714,142
                                                                                                            ------------
                    Investment income--net                                                                     4,270,021
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                          (427,658)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                         2,986,157
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  6,828,520
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                     For the Year
                                                                                                  Ended October 31,
                    Increase (Decrease) in Net Assets:                                          2000             1999
Operations:         Investment income--net                                                 $  4,270,021     $  4,113,137
                    Realized gain (loss) on investments--net                                  (427,658)          704,489
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                       2,986,157      (7,817,444)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations           6,828,520      (2,999,818)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                          (3,045,452)      (3,237,241)
                      Preferred Stock                                                       (1,206,431)        (905,157)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                         (4,251,883)      (4,142,398)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends                                                        --          250,108
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   2,576,637      (6,892,108)
                    Beginning of year                                                        86,087,405       92,979,513
                                                                                           ------------     ------------
                    End of year*                                                           $ 88,664,042     $ 86,087,405
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $    278,789     $    260,651
                                                                                           ============     ============
                    See Notes to Financial Statements.



MuniYield Arizona Fund, Inc., October 31, 2000

FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:           2000       1999       1998       1997       1996
Per Share           Net asset value, beginning of year            $   12.54    $  14.14  $   13.61   $  13.06   $  13.29
Operating                                                         ---------    --------  ---------   --------   --------
Performance:        Investment income--net                              .95         .92        .95        .96        .98
                    Realized and unrealized gain
                    (loss) on investments--net                          .57      (1.59)        .53        .54      (.20)
                                                                  ---------    --------  ---------   --------   --------
                    Total from investment operations                   1.52       (.67)       1.48       1.50        .78
                                                                  ---------    --------  ---------   --------   --------
                    Less dividends to Common Stock
                    shareholders from investment income--net          (.68)       (.73)      (.72)      (.72)      (.76)
                                                                  ---------    --------  ---------   --------   --------
                    Capital charge resulting from
                    issuance of Common Stock                             --          --         --         --      (.02)
                                                                  ---------    --------  ---------   --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                        (.27)       (.20)      (.23)      (.23)      (.23)
                                                                  ---------    --------  ---------   --------   --------
                    Net asset value, end of year                  $   13.11    $  12.54  $   14.14   $  13.61   $  13.06
                                                                  =========    ========  =========   ========   ========
                    Market price per share, end of year           $  11.125    $11.5625   $ 14.125  $  12.875   $ 12.125
                                                                  =========    ========  =========   ========   ========

Total Investment    Based on market price per share                   2.40%    (13.55%)     15.74%     12.46%      9.70%
Return:*                                                          =========    ========  =========   ========   ========
                    Based on net asset value per share               11.26%     (6.34%)      9.61%     10.37%      4.47%
                                                                  =========    ========  =========   ========   ========

Ratios Based on     Total expenses, net of reimbursement**            1.26%       1.25%      1.22%      1.29%      1.00%
Average Net                                                       =========    ========  =========   ========   ========
Assets of           Total expenses**                                  1.30%       1.25%      1.22%      1.35%      1.32%
Common Stock:                                                     =========    ========  =========   ========   ========
                    Total investment income--net**                    7.55%       6.78%      6.88%      7.16%      7.50%
                                                                  =========    ========  =========   ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                      2.13%       1.49%      1.68%      1.74%      1.74%
                                                                  =========    ========  =========   ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                      5.42%       5.29%      5.20%      5.42%      5.76%
                                                                  =========    ========  =========   ========   ========

Ratios Based        Total expenses, net of reimbursement               .82%        .83%       .82%       .85%       .66%
on Total                                                          =========    ========  =========   ========   ========
Average Net         Total expenses                                     .85%        .83%       .82%       .89%       .87%
Assets:**++                                                       =========    ========  =========   ========   ========
                    Total investment income--net                      4.91%       4.53%      4.63%      4.73%      4.93%
                                                                  =========    ========  =========   ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders         3.97%       2.99%      3.42%      3.38%      3.35%
Average Net                                                       =========    ========  =========   ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                     $ 58,364    $ 55,787   $ 62,680   $ 60,286   $ 57,857
                                                                  =========    ========  =========   ========   ========
                    Preferred Stock outstanding,
                    end of year (in thousands)                     $ 30,300    $ 30,300   $ 30,300   $ 30,300   $ 30,300
                                                                  =========    ========  =========   ========   ========
                    Portfolio turnover                               46.71%      29.48%     39.58%     34.49%     31.75%
                                                                  =========    ========  =========   ========   ========

Leverage:           Asset coverage per $1,000                      $  2,926    $  2,841   $  3,069   $  2,990   $  2,909
                                                                  =========    ========  =========   ========   ========

Dividends Per       Series A--Investment income--net               $  1,011    $    756   $    842   $    820   $    824
Share on                                                          =========    ========  =========   ========   ========
Preferred Stock     Series B--Investment income--net               $    984    $    740   $    863   $    865   $    849
Outstanding:                                                      =========    ========  =========   ========   ========


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

MuniYield Arizona Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2000, FAM earned fees of $433,573, of which $22,749 was waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $41,399,013 and $39,292,257, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments           $   (427,658)    $ 1,527,471
                                 ------------    -----------
Total                           $   (427,658)    $ 1,527,471
                                 ============    ===========

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,527,471, of which $2,866,773 related to appreciated securities and $1,339,302 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $85,499,497.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2000 remained constant and during the year ended October 31, 1999 increased by 18,085 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.13% and Series B, 4.13%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $31,362 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $4,273,000, of which $2,583,000 expires in 2002, $1,253,000 expires in 2003 and $437,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.057000 per share, payable on November 29, 2000, to shareholders of record as of November 20, 2000.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Arizona Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Arizona Fund, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Arizona Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 1, 2000



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


MuniYield Arizona Fund, Inc., October 31, 2000


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield Arizona Fund, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:
                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    62.7%
AA/Aa                                      17.8
A/A                                         3.8
BBB/Baa                                    13.3
Other++                                     0.6

++Temporary investments in short-term securities.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert L. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

ASE Symbol
MZA